UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2016 (May 25, 2016)

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-33139 (Commission File Number)	20-3530539 (I.R.S. Employer Identification Number)
8501 Williams Road
Estero, Florida 33928
(Address of principal executive
offices, including zip code)

(239) 301-7000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K is being filed in connection with the spin-off (the “Spin-Off”) by Hertz Global Holdings, Inc. (“Hertz Holdings” and, from and after the Spin-Off, Herc Holdings Inc., or “Herc Holdings”) to its stockholders of all of the issued and outstanding shares of common stock of Hertz Rental Car Holding Company, Inc. (“New Hertz”), as described in the Registration Statement on Form 10 of New Hertz, dated May 20, 2016. Hertz Holdings is filing this Current Report on Form 8-K to file certain documents that Herc Holdings will be party to following the Spin-Off.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description
3.1.1
Amended and Restated Certificate of Incorporation of Herc Holdings (Incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on March 30, 2007).

3.1.2
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Herc Holdings, effective as of May 14, 2014 (Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 14, 2014).

3.1.3
Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Herc Holdings, to be effective as of the Spin-Off (reflecting the registrant’s name change to “Herc Holdings, Inc.”).*

3.2
Amended and Restated By-Laws of Herc Holdings, effective May 14, 2014 (Incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 14, 2014).

10.1.1
Herc Holdings Amended and Restated Stock Incentive Plan (Incorporated by reference to Exhibit 10.4.1 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on November 9, 2015).

10.1.2
Form of Stock Subscription Agreement under the Stock Incentive Plan (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of The Hertz Corporation (File No. 001-07541), as filed on March 31, 2006).

10.1.3
Form of Stock Option Agreement under the Stock Incentive Plan (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of The Hertz Corporation (File No. 001-07541), as filed on March 31, 2006).

10.1.4
Form of Management Stock Option Agreement under the Stock Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on August 16, 2007).

10.2.1
Herc Holdings Director Stock Incentive Plan (Incorporated by reference to Exhibit 10.33 to Amendment No. 6 to the Registration Statement on Form S-1 of Hertz Global Holdings, Inc. (File No. 333-135782), as filed on November 8, 2006).

10.2.2
Form of Director Stock Option Agreement under the Director Stock Incentive Plan (Incorporated by reference to Exhibit 10.36 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on February 29, 2008).

10.3.1
Herc Holdings 2008 Omnibus Incentive Plan (as amended and restated, effective as of March 4, 2010) (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on June 1, 2010).

10.3.2
Amendment No. 1 dated as of May 12, 2014 to the Herc Holdings 2008 Omnibus Incentive Plan (as amended and restated, effective as of March 4, 2010) (Incorporated by reference to Exhibit 10.6.2 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on July 16, 2015).

10.3.3
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on June 1, 2010).

10.3.4
Form of Restricted Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on June 1, 2010).

10.3.5
Form of Employee Stock Option Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on June 1, 2010).

10.3.6
Form of Director Stock Option Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on June 1, 2010).

10.3.7
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for agreements entered into after January 1, 2011) (Incorporated by reference to Exhibit 10.6.6 to the Registration Statement on Form S-4 (File No. 333-173023) of The Hertz Corporation, as filed on March 23, 2011).

10.3.8
Form of Price Vested Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.7.8 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on August 3, 2012).

10.3.9
Form of Non-Employee Director Restricted Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.7.9 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on August 3, 2012).

10.3.10
Form of Director Designee Restricted Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (Incorporated by reference to Exhibit 10.7.10 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on August 3, 2012).

10.3.11
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for EBITDA margin awards with 2-year vesting schedule) (Incorporated by reference to Exhibit 10.6.11 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 2, 2013).

10.3.12
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for EBITDA margin awards with 3-year vesting schedule) (Incorporated by reference to Exhibit 10.6.12 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 2, 2013).

10.3.13
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for EBITDA awards in 2014) (Incorporated by reference to Exhibit 10.6.13 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on March 19, 2014).

10.3.14
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for EBITDA margin awards in 2014) (Incorporated by reference to Exhibit 10.6.14 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on March 19, 2014).

10.3.15
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for awards in 2015) (Incorporated by reference to Exhibit 10.6.16 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on July 16, 2015).

10.3.16
Form of Restricted Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for awards in 2015) (Incorporated by reference to Exhibit 10.6.17 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on July 16, 2015).

10.3.17
Form of Employee Stock Option Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for agreements entered into after January 1, 2016) (Incorporated by reference to Exhibit 10.5.18 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 9, 2016).

10.3.18
Form of Restricted Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for awards in 2016) (Incorporated by reference to Exhibit 10.5.19 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 9, 2016).

10.3.19
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for Adjusted Corporate EBITDA awards in 2016) (Incorporated by reference to Exhibit 10.5.20 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 9, 2016).

10.3.20
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for HERC Adjusted Corporate EBITDA awards in 2016) (Incorporated by reference to Exhibit 10.5.21 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 9, 2016).

10.3.21
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for EBITDA margin awards in 2016) (Incorporated by reference to Exhibit 10.5.22 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 9, 2016).

10.3.22
Form of Performance Stock Unit Agreement under the Herc Holdings 2008 Omnibus Incentive Plan (form used for NPS awards in 2016) (Incorporated by reference to Exhibit 10.5.23 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on May 9, 2016).

10.4	Herc Holdings Senior Executive Bonus Plan (Incorporated by reference to 10.6 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on June 1, 2010).
10.5	Form of Change in Control Severance Agreement among Herc Holdings and executive officers.*

10.6	Form of Special Award Agreement (Incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-173023) of The Hertz Corporation, as filed on March 23, 2011).
10.7
Form of Director Indemnification Agreement (Incorporated by reference to Exhibit 10.51 to the Quarterly Report on Form 10-Q of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on August 6, 2010).

10.8
Nomination and Standstill Agreement, dated September 15, 2014, by and among the persons and entities listed on Schedule A thereto and Herc Holdings (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139) and The Hertz Corporation (File No. 001-07541), as filed on September 16, 2014).

10.9
Confidentiality Agreement, dated September 15, 2014, by and among the persons and entities listed on Schedule A thereto and Herc Holdings (Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139) and The Hertz Corporation (File No. 001-07541), as filed on September 16, 2014).

10.10
Letter Agreement, dated as of November 10, 2014, between Herc Holdings and Brian MacDonald (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hertz Global Holdings, Inc. (File No. 001-33139) and The Hertz Corporation (File No. 001-07541), as filed on November 14, 2014).

10.11
Separation Agreement, dated as of May 26, 2015, by and among Brian MacDonald, Herc Holdings and The Hertz Corporation (Incorporated by reference to Exhibit 10.38 to the Annual Report on Form 10-K of Hertz Global Holdings, Inc. (File No. 001-33139), as filed on July 16, 2015).

10.12	Offer Letter, dated as of May 18, 2015, by and between Herc Holdings and Lawrence H. Silber.*
10.13	Offer Letter, dated as of October 20, 2015, by and between Herc Holdings and Barbara L. Brasier.*
10.14	Offer Letter, dated as of June 11, 2015, by and between Herc Holdings and James Bruce Dressel.*
10.15	Offer Letter, dated as of October 11, 2015, by and between Herc Holdings and Maryann Waryjas.*
10.16	Offer Letter, dated as of August 13, 2014, by and between Herc Holdings and Christian J. Cunningham.*
10.17	Offer Letter, dated as of June 11, 2015, by and between Herc Holdings and Richard F. Marani.*
10.18
Form of Tax Matters Agreement by and among Hertz Global Holdings, Inc. (f/k/a Hertz Rental Car Holding Company, Inc., “New Hertz”), Herc Holdings, The Hertz Corporation and Hertz Equipment Rental Corporation (Incorporated by reference to Exhibit 10.22 to Amendment No. 3 to the Registration Statement on Form 10 of New Hertz (File No. 001-37665), as filed on May 20, 2016).

10.19
Form of Transition Services Agreement by and between New Hertz and Herc Holdings (Incorporated by reference to Exhibit 10.23 to Amendment No. 3 to the Registration Statement on Form 10 of New Hertz (File No. 001-37665), as filed on May 20, 2016).

10.20
Form of Employee Matters Agreement by and between New Hertz and Herc Holdings (Incorporated by reference to Exhibit 10.24 to Amendment No. 3 to the Registration Statement on Form 10 of New Hertz (File No. 001-37665), as filed on May 20, 2016).

10.21
Form of Intellectual Property Agreement by and among New Hertz, Herc Holdings and The Hertz Corporation (Incorporated by reference to Exhibit 10.25 to Amendment No. 3 to the Registration Statement on Form 10 of New Hertz (File No. 001-37665), as filed on May 20, 2016).

21.1	List of Subsidiaries of Herc Holdings.*
99.1
Information Statement of Herc Holdings, subject to completion, dated May 20, 2016 (Incorporated by reference to Exhibit 99.1 to Amendment No. 3 to the Registration Statement on Form 10 of New Hertz (File No. 001-37665), as filed on May 20, 2016).

_______________________________________________________________________________
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  May 25, 2016